Trade Accounts And Notes Receivable, Net	12 Months Ended
Dec. 31, 2012
Trade Accounts And Notes Receivable, Net [Text Block]
3—TRADE ACCOUNTS AND NOTES RECEIVABLE, NET

Trade accounts and notes receivable consist of the following:
	December 31,
	2012	2011
Trade accounts receivable	12,938	15,570
Notes receivable	613	684
Less: allowance for doubtful accounts	(1,602)	(1,272)
Total	11,949	14,981
Less current portion	(11,148)	(13,273)
Total long-term portion	801	1,708

Notes receivable usually represent commercial bills of exchange (drafts) with initial maturities of 90 days or less.

Bad debt expenses amount to € 516 thousand, € 191 thousand and € 200 thousand, for the years ended December 31, 2012, 2011, and 2010.

Long term portion consists mainly of capital leases of medical devices. Future minimum lease payments to be received over the five coming years are as follows:

December 31, 2012

2013	841
2014	401
2015	169
2016	60
2017	5
Total minimum lease payments	1,477